Exhibit 99.08
THE E. W. SCRIPPS COMPANY
2010 LONG-TERM INCENTIVE PLAN
1. Establishment, Purpose, Duration.
a. The E. W. Scripps Company, an Ohio corporation (hereinafter referred to as the “Company”), hereby establishes an equity compensation plan to be known as The E. W. Scripps Company 2010 Long-Term Incentive Plan (hereinafter referred to as the “Plan”). The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards. The Plan is effective as of May 13, 2010 (the “Effective Date”), subject to the approval of the Plan by the shareholders of the Company at the 2010 Annual Meeting (the “Approval Date”). Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.
b. The purpose of the Plan is to attract and retain Directors, officers and other key employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.
c. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.
d. If the Company’s shareholders approve the Plan at the 2010 Annual Meeting, The E. W. Scripps Company 1997 Long-Term Incentive Plan, as amended (the “1997 Plan”) will terminate in its entirety effective immediately after the 2010 Annual Meeting; provided that all outstanding awards under the 1997 Plan as of the date of the 2010 Annual Meeting shall remain outstanding and shall be administered and settled in accordance with the provisions of the 1997 Plan.
2. Definitions. As used in the Plan, the following definitions shall apply.
“Affiliate” means any Person controlling or under common control with the Company or any Person of which the Company directly or indirectly has Beneficial Ownership of securities having a majority of the voting power.
“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the Applicable Laws of any other country or jurisdiction where Awards are granted under the Plan.
“Approval Date” has the meaning given such term in Section 1(a).
“Award” means a Nonqualified Stock Option, Incentive Stock Option, SAR, Restricted Shares Award, Restricted Share Unit, Performance Share, Performance Unit, Other Stock-Based Award or Dividend Equivalent granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (i) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (ii) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.
“Beneficial Ownership” and “Beneficial Owner” have the meanings given such terms in Rule 13d-3 promulgated under the Exchange Act.
“Board” means the Board of Directors of the Company.
“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in (i) the employment agreement, if any, between the Participant and the Company or Subsidiary, or (ii) if during the applicable severance protection period, the severance plan, or if applicable the change in control severance plan, covering the Participant and the Company or Subsidiary. If the Participant is not a party to an employment agreement or severance plan with the Company or a Subsidiary in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean: (i) commission of a felony or an act or series of acts that results in material injury to the business or reputation of the Company or any Subsidiary; (ii) willful failure to perform duties of employment or service, if such failure has not been cured in all material respects within twenty (20) days after the Company or any Subsidiary, as applicable, gives notice thereof; or (iii) breach of any material term, provision or condition of employment or service, which breach has not been cured in all material respects within twenty (20) days after the Company or any Subsidiary, as applicable, gives notice thereof.
“Change in Control” means (except as may be otherwise prescribed by the Committee in an Award Agreement): (i) any Person becomes a Beneficial Owner of a majority of the outstanding Common Voting Shares, $.01 par value, of the Company (or shares of capital stock of the Company with comparable or unlimited voting rights), excluding, however, The Edward W. Scripps Trust (the “Trust”) and the trustees thereof, and any person that is or becomes a party to the Scripps Family Agreement, dated October 15, 1992, as amended currently and as it may be amended from time to time in the future (the “Family Agreement”); (ii) the majority of the Board consists of individuals other than Incumbent Directors; or (iii) assets of the Company accounting for 90% or more of the Company’s revenues (hereinafter referred to as “substantially all of the Company’s assets”) are disposed of pursuant to a merger, consolidation, sale, or plan of liquidation and dissolution (unless the Trust or the parties to the Family Agreement have Beneficial Ownership of, directly or indirectly, a controlling interest (defined as owning a majority of the voting power) in the entity surviving such merger or consolidation or acquiring such assets upon such sale or in connection with such plan of liquidation and dissolution).
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Committee, as specified in Section 4(a), appointed by the Board to administer the Plan.
“Company” has the meaning given such term in Section 1 and any successor thereto.

“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.
“Director” means any individual who is a member of the Board who is not an Employee.
“Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Section 12.
“Effective Date” has the meaning given such term in Section 1(a).
“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.
“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.
“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to a Stock Option.
“Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) the closing sale price per Share as reported on the New York Stock Exchange, or if there are no sales on such day, on the next preceding trading day during which a sale occurred; and (ii) in the absence of such markets for the Shares, the Fair Market Value shall be determined by the Committee in good faith (which determination shall, to the extent applicable, be made in a manner that complies with Section 409A of the Code), and such determination shall be conclusive and binding for all purposes.
“Free-Standing SAR” means a Stock Appreciation Right granted pursuant to Section 7 that is not granted in tandem with a Stock Option.
“Grant Price” means the price established at the time of grant of an SAR pursuant to Section 7, used to determine whether there is any payment due upon exercise of the SAR.
“Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.
“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.
“Other Stock-Based Awards” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 11.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.
“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.
“Performance Objectives” means the measurable performance objective or objectives established by the Committee pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant. The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors.
“Performance Period” means the period during which a Performance Objective must be met.
“Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 10.
“Performance Unit” means a bookkeeping entry that records a unit awarded pursuant to Section 10.
“Period of Restriction” means the period during which Restricted Shares, Restricted Share Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), as provided in Sections 8, 9 and 11 herein.
“Person” means Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof, including a “group” (as defined in Section 13(d) of the Exchange Act).
“Plan” means The E.W. Scripps Company 2010 Long-Term Incentive Plan, as amended from time to time.
“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.
“Restricted Share Units” means a grant of the right to receive Shares or cash at the end of a specified Period of Restriction made pursuant to Section 9.
“SEC” means the United States Securities and Exchange Commission.

“Share” means a Class A Common Share of the Company, $0.01 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 16.
“Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 7, and shall include both Tandem SARs and Free-Standing SARs.
“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.
“Subsidiary” means a corporation, company or other entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter, owned or controlled, directly or indirectly, by the Company, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, limited liability company, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” has the meaning given to such term in Section 424(f) of the Code, as interpreted by the regulations thereunder and Applicable Law.
“Subsidiary Disposition” means, with respect to a Participant who is at the time engaged primarily in continuous service with a Subsidiary (and except as may be otherwise prescribed by the Committee in an Award Agreement): (i) any Person, other than the Company or an Affiliate, acquires Beneficial Ownership of securities of the particular Subsidiary having at least fifty percent (50%) of the voting power of such Subsidiary’s then outstanding securities; or (ii) the particular Subsidiary sells to any Person other than the Company or an Affiliate all or substantially all of the assets of the particular division thereof to which the Participant is assigned.
“Substitute Awards” means Awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines.
“Tandem SAR” means a Stock Appreciation Right granted pursuant to Section 7 that is granted in tandem with a Stock Option.
“Ten Percent Shareholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.
3. Shares Available Under the Plan.
a. The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 3,000,000, plus the number of Shares described in Section 3(b). The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 16. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing.

b. Any Shares remaining available for issuance under the 1997 Plan as of the Approval Date shall be added to the number of Shares that may be issued or delivery pursuant to the Plan as provided in Section 3(a) and shall be available for issuance or delivery pursuant to grants of Awards under the Plan. If on or after the Approval Date any outstanding award granted pursuant to the 1997 Plan terminates or is forfeited without having been exercised in full, or if any award granted pursuant to the 1997 Plan is settled (or can be paid only) in cash, or Shares underlying any outstanding award granted pursuant to the 1997 Plan are withheld by the Company or any Subsidiary to satisfy a tax withholding obligation, then the underlying Shares, to the extent of any such forfeiture, termination, cash settlement or withholding, shall be added to the number of Shares that may be issued or delivery pursuant to the Plan as provided in Section 3(a) and shall be available for issuance or delivery pursuant to grants of Awards under the Plan.
c. If any Award granted pursuant to the Plan terminates or is forfeited without having been exercised in full, or if any Award granted pursuant to the Plan is settled (or can be paid only) in cash, then the underlying Shares, to the extent of any such forfeiture, termination or cash settlement, again shall be available for grant under the Plan and credited toward the Plan limit as set forth in Section 3(a). Except as may be required by reason of Section 422 and related provisions of the Code, Shares issued or delivered under the Plan as a Substitute Award or in settlement of a Substitute Award shall not reduce or be counted against the Shares available for Awards under the Plan and will not count against the Plan limit as set forth in Section 3(a) to the extent that the rules and regulations of any stock exchange or other trading market on which the Shares are listed or traded provide an exemption from shareholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.
d. Notwithstanding any other provision herein, the following Shares shall not again be available for grant as described above: (i) Shares tendered in payment of the Exercise Price of a Stock Option, (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation, and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Moreover, all Shares covered by a SAR, to the extent that it is exercised and settled in Shares, and whether or not Shares are actually issued or delivered to the Participant upon exercise of the right, shall be considered issued or delivered pursuant to the Plan for purposes of Section 3(a).
e. Subject to adjustment as provided in Section 16 of the Plan, up to 3,000,000 Shares may be issued or delivered with respect to ISOs.
f. Subject to adjustment as provided in Section 16 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception:

i. The maximum aggregate number of Shares that may be subject to Stock Options or SARs granted in any calendar year to any one Participant shall be 2,000,000 Shares.
ii. The maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Performance Shares, Restricted Share Units and Other Stock-Based Awards granted in any calendar year to any one Participant shall be 1,500,000 Shares.
iii. The maximum aggregate compensation that can be paid pursuant to Performance Units or cash-based Awards under Section 11 granted in any calendar year to any one Participant shall be $3,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.
iv. The maximum Dividend Equivalents that may be paid in any calendar year to any one Participant shall be $300,000.
4. Administration of the Plan.
a. The Plan shall be administered by the Compensation Committee of the Board or such other committee (the “Committee”) as the Board shall select consisting of two or more members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under the New York Stock Exchange rules. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.
b. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.
c. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

d. Notwithstanding the above, the Board or Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters established by the Board or Committee, to (i) designate Employees or Directors to be recipients of Awards under the Plan, and (ii) to determine the type and number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to a special committee of the Board may not be made with respect to the grant of Awards to Employees who are subject to Section 16(a) of the Exchange Act on the Date of Grant, or who as of the Date of Grant are reasonably anticipated to become “covered employees” within the meaning of Section 162(m) of the Code during the term of the Award. The acts of such special committee shall be treated hereunder as acts of the Board or Committee, as applicable, and such special committee shall report regularly to the Board or Committee, as applicable, regarding the delegated duties and responsibilities and any Awards so granted.
e. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations made under the Plan selectively among Participants who receive, or Employees or Directors who are eligible to receive, Awards (whether or not such Participants or eligible Employees or Directors are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareholders, Directors, Employees, and their estates and beneficiaries.
5. Eligibility and Participation.
a. Each Employee and Director is eligible to participate in the Plan.
b. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.
c. Notwithstanding the foregoing provisions of this Section 5, Incentive Stock Options may be granted only to eligible Participants who are Employees of the Company (or a “parent” or “subsidiary” as defined in Section 424(e) and (f) of the Code). Eligible Participants who are Employees of a Subsidiary may be granted Stock Options or Stock Appreciation Rights under the Plan only if the Subsidiary qualifies as an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
6. Stock Options. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Options to Participants in such number as the Committee shall determine. Each Stock Option grant shall be evidenced by an Award Agreement and shall be subject to the following provisions:
a. The Award Agreement shall separately designate whether the Stock Options are intended to be Incentive Stock Options or Nonqualified Stock Options. Any Incentive Stock Option granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to comply with Section 422 of the Code.

b. The Award Agreement shall specify an Exercise Price for each grant of a Stock Option, which shall be at least equal to the Fair Market Value of a Share on the Date of Grant. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Exercise Price for each grant of a Stock Option shall be at least equal to one hundred ten percent (110%) of the Fair Market Value of a Share on the Date of Grant.
c. The Award Agreement shall specify the expiration date for each Stock Option; provided, however, that no Stock Option shall be exercisable later than the tenth (10th) anniversary of its Date of Grant. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Incentive Stock Option shall not be exercisable later than the fifth (5th) anniversary of its Date of Grant.
d. The Award Agreement shall specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary, the Performance Objectives that must be achieved, or any other conditions that must be satisfied, before the Stock Option or installments thereof will become exercisable.
e. The Award Agreement shall specify whether the Exercise Price shall be payable to the Company: (i) in cash or its equivalent; (ii) subject to such terms, conditions and limitations as the Committee may prescribe, by tendering (either by actual delivery or attestation) unencumbered Shares previously acquired by the Participant exercising such Stock Option having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price; (iii) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, a cashless broker-assisted exercise that complies with all Applicable Laws; or (iv) by a combination of the foregoing methods. The Committee may limit any method of payment for administrative convenience, to comply with Applicable Laws, or otherwise.
f. The Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Option following termination of the Participant’s employment or provision of services to the Company and/or its Subsidiaries, as the case may be.
g. Notwithstanding anything in this Section 6 to the contrary, Stock Options designated as ISOs shall not be eligible for treatment under the Code as ISOs, and shall instead be treated as Nonqualified Stock Options, to the extent that either (i) the aggregate Fair Market Value of Shares (determined as of the Date of Grant) with respect to which such Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Stock Options into account in the order in which they were granted; or (ii) such Stock Options otherwise remain exercisable but are not exercised within three (3) months after termination of employment (or such other period of time provided in Section 422 of the Code).
h. The Committee or its delegate will automatically order the cashless exercise of in-the-money Nonqualified Stock Options that have vested but have not been exercised on the expiration date of the Award. Participants who are subject to the preclearance section of the Company’s Insider Trading Policy are excluded from this automatic exercise provision.

7. Stock Appreciation Rights. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to Participants in such number as the Committee shall determine. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. Each SAR grant shall be evidenced by an Award Agreement and shall be subject to the following provisions:
a. The Award Agreement shall specify a Grant Price for each grant of a SAR. The Grant Price for a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the Date of Grant. The Grant Price of Tandem SARs shall be equal to the Exercise Price of the related Stock Option.
b. The Award Agreement shall set forth the expiration date for each SAR; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary of its Date of Grant.
c. The Award Agreement for a Freestanding SAR shall specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary, the Performance Objectives that must be achieved, or any other conditions that must be satisfied, before the Freestanding SAR or installments thereof will become exercisable. Each vested Freestanding SAR that has not yet been exercised will be exercised automatically on the last day prior to the expiration date established by the Committee and set forth in the Award Agreement.
d. Tandem SARs may be exercised for all or part of the Shares subject to the related Stock Option upon the surrender of the right to exercise the equivalent portion of the related Stock Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Stock Option is then exercisable. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Exercise Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO. Each vested Tandem SAR that has not yet been exercised will be exercised automatically on the last day prior to the expiration date of the related Stock Option, so long as the Fair Market Value of a Share on that date exceeds the Exercise Price of the related Stock Option.
e. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price, by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon the SAR exercise shall be in cash, Shares of equivalent value, or in some combination thereof, as determined by the Committee in its sole discretion. The determination of the Committee with respect to the form of payout of SARs shall be set forth in the Award Agreement pertaining to the grant of the Award.

f. The Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, as the case may be.
8. Restricted Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant or sell Restricted Shares to Participants in such number as the Committee shall determine. Each grant or sale of Restricted Shares shall be evidenced by an Award Agreement and shall be subject to the following provisions:
a. Each grant or sale of Restricted Shares shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer as provided in this Section 8.
b. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value per Share at the Date of Grant.
c. The Award Agreement shall specify the Period of Restriction for each Restricted Shares grant.
d. During the applicable Period of Restriction, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee and set forth in the Award Agreement (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).
e. Unless otherwise determined by the Committee in its sole discretion and set forth in the Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding Restricted Shares may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.
f. Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying Award.
g. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Shares will be held in custody by the Company until all restrictions thereon have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares, or (ii) all uncertificated Restricted Shares will be in book entry form with appropriate restrictions entered into the records of the Company’s transfer agent relating to the transfer of such Restricted Shares, and any required notice shall be provided.
h. The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Shares Award, the Participant shall be required to file promptly a copy of such election with the Company.

9. Restricted Share Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant or sell Restricted Share Units to Participants in such number as the Committee shall determine. Each grant or sale of Restricted Share Units shall be evidenced by an Award Agreement and shall be subject to the following provisions:
a. Each such grant or sale of Restricted Share Units shall constitute the agreement by the Company to issue or deliver Shares to the Participant following the end of the Period of Restriction in consideration of the performance of services.
b. Each such grant or sale of Restricted Share Units may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value per Share at the Date of Grant.
c. The Award Agreement shall specify the Period of Restriction for each Restricted Share Unit grant.
d. Each Award Agreement shall set forth the payment date for the Restricted Share Units, which date shall not be earlier than the end of the applicable Period of Restriction.
e. The Award Agreement shall specify whether the Company shall pay earned Restricted Share Units by issuance or delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).
10. Performance Shares and Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares or Performance Units to Participants in such number as the Committee shall determine. Each grant of Performance Shares or Performance Units shall be evidenced by an Award Agreement and shall be subject to the following provisions:
a. Each Performance Unit shall have an initial dollar value determined by the Committee. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set Performance Objectives in its sole discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units or Performance Shares that will be paid to the Participant.
b. The Award Agreement shall specify the Performance Period for each grant of Performance Shares and Performance Units.
c. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive payout on the value and number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved.

d. Each Award Agreement shall set forth the date for settlement of the Performance Shares and Performance Units, which date shall not be earlier than the end of the Performance Period and following the Committee’s determination of actual performance against the Performance Objectives and related goals established by the Committee.
e. The Award Agreement shall specify whether the earned Performance Shares and earned Performance Units shall be paid by the Company by issuance or delivery of Shares, Restricted Shares or Restricted Share Units or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).
11. Other Stock-Based Awards.
a. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant or sell Other Stock-Based Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of, the Company. The Committee shall determine the terms and conditions of such awards, including the Period of Restriction, if applicable. Shares issued or delivered pursuant to an award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other awards, notes or other property, as the Committee shall determine.
b. Cash awards, as an element of or supplement to any other Award granted under the Plan, may also be granted pursuant to this Section 11.
c. The Committee is authorized to grant Shares purely as a “bonus” and not subject to any restrictions or conditions, or to grant Shares or other Awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.
12. Dividend Equivalents. At the discretion of the Committee, Awards granted pursuant to the Plan may provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish. No Dividend Equivalents shall relate to Shares underlying a Stock Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Stock Option or SAR to be subject to Section 409A of the Code.

13. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.
14. Compliance with Section 162(m).
a. The Committee may specify that the granting, vesting or payment of an Award will be conditioned upon the degree of attainment of one or more Performance Objectives. If the Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria: earnings per share; segment profit; gross margin; operating or other expenses; earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization; free cash flow; net income; return on investment (determined with reference to one or more categories of income or cash flow and one or more categories of assets, capital or equity); stock price appreciation; viewer ratings or impressions; online revenue; online segment profit; website traffic; market share; and revenue.
b. The Performance Period for any Award that is intended to qualify for the Performance-Based Exception shall be specified in the Award Agreement. The Performance Objectives shall be established not later than 90 days after the beginning of the Performance Period or, if earlier, by the date which is no later than the date that 25% of the applicable Performance Period has elapsed.
c. Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

15. Transferability.
a. Except as otherwise determined by the Committee pursuant to the provisions of Section 15(c), no Award or Dividend Equivalents paid with respect to Awards made under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and SARs will be exercisable during a Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.
b. The Committee may specify in an Award Agreement that part or all of the Shares that are to be issued or delivered by the Company upon the exercise of Stock Options or SARs, upon the termination of the Period of Restriction applicable to Restricted Shares or Restricted Share Units or upon payment under any grant of Performance Shares or Performance Units will be subject to further restrictions on transfer.
c. Notwithstanding Section 15(a), the Committee may determine that Awards (other than Incentive Stock Options) may be transferable by a Participant, without payment of consideration therefor by the transferee, only to any one or more family members (as defined in the General Instructions to Form S-8 under the Securities Act of 1933, or any successor provision) of the Participant; provided, however, that (i) no such transfer shall be effective unless reasonable prior notice (as specified by the Committee and set forth in the Award Agreement) thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Board or the Committee, and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.
16. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, Grant Price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number.

Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 16 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify; (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
17. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.
18. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or SAR exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of the Stock Option or SAR or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the minimum amount required to be withheld or paid. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.
19. Foreign Employees. In order to facilitate the making of any grant or combination of grants under the Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.
20. Change in Control.
a. Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 20(b), upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws:

(i) any and all outstanding Stock Options and SARs granted hereunder shall become immediately vested and exercisable and shall remain exercisable for the full duration of their term;
(ii) any Period of Restriction or other restriction imposed on Restricted Shares, Restricted Share Units, and Other Stock-Based Awards shall immediately lapse; and
(iii) any and all Performance Shares, Performance Units and other Awards (if performance-based) shall immediately vest in full at the target level.
b. In connection with a Change in Control, the Committee may, in its sole discretion, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash in an amount based on the Fair Market Value of the Shares subject to the Award (less any Exercise Price or Grant Price), which amount may be zero (0) if applicable.
c. Except as otherwise provided in a Participant’s Award Agreement, upon the occurrence of a Subsidiary Disposition, unless otherwise specifically prohibited under Applicable Laws, the provisions of Sections 20(a) and (b) shall apply to outstanding Awards held by those Participants who are at the time engaged primarily in continuous service with the Subsidiary involved in such Subsidiary Disposition.
21. Termination for Cause.
a. If a Participant’s employment or service is terminated by the Company or a Subsidiary for Cause, as determined by the Committee in its sole discretion, then, promptly upon receiving notice of the Committee’s determination, the Participant shall:
(i) forfeit all Awards granted under the Plan to the extent then held by the Participant;
(ii) return to the Company or the Subsidiary all Shares that the Participant has not disposed of that had been acquired pursuant to all Awards granted under the Plan, in exchange for payment by the Company or the Subsidiary of any amount actually paid therefor by the Participant; and
(iii) with respect to any Shares acquired pursuant to an Award granted under the Plan that were disposed of, pay to the Company or the Subsidiary, in cash, the excess, if any, of: (A) the Fair Market Value of the Shares on the date acquired, over (B) any amount actually paid by the Participant for the Shares.
b. To the extent that such amounts are not immediately returned or paid to the Company as provided herein, the Company may, to the extent permitted by law, seek other remedies, including a set off of the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant for any reason, including, without limitation, wages, or vacation pay or other benefits; provided, however, that, except to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4), such offset shall not apply to amounts that are “deferred compensation” within the meaning of Section 409A of the Code.

22. Amendment, Modification and Termination.
a. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires shareholder approval in order for the Plan to continue to comply with the New York Stock Exchange rules or any rule promulgated by the SEC or any other securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.
b. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the Period of Restriction or other time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 22(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A; or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.
c. Except for adjustments made pursuant to Section 16, the Board or the Committee will not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Stock Option or SAR to reduce the Exercise Price or Grant Price, respectively. No Stock Option or SAR will be cancelled and replaced with awards having a lower Exercise Price or Grant Price, respectively, or for another Award, or for cash without further approval of the shareholders of the Company, except as provided in Section 16. Furthermore, no Stock Option or SAR will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the shareholders of the Company. This Section 22(c) is intended to prohibit the repricing of “underwater” Stock Options or SARs without shareholder approval and will not be construed to prohibit the adjustments provided for in Section 16.
d. Notwithstanding any other provision of the Plan to the contrary (other than Section 16, 21(b) and 22(e)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. Notwithstanding the preceding sentence, any ISO granted under the Plan may be modified by the Committee to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code.

e. Notwithstanding any other provision of the Plan to the contrary, the Committee shall be authorized to make minor or administrative amendments to the Plan and may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future Applicable Law (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated there under.
23. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the state courts of Hamilton County, Ohio and the federal courts in the Southern District of Ohio, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
24. Substitute Awards for Awards Granted by Other Entities. Substitute Awards may be granted under the Plan for grants or awards held by employees of a company or entity who become Employees or Directors of the Company or a Subsidiary as a result of the acquisition, merger or consolidation of the employer company by or with the Company or a Subsidiary. Except as otherwise provided by Applicable Law and notwithstanding anything in the Plan to the contrary, the terms, provisions and benefits of the Substitute Awards so granted may vary from those set forth in or required or authorized by the Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or part, to the terms, provisions and benefits of grants or awards in substitution for which they are granted.
25. Miscellaneous.
a. Except with respect to Stock Options and SARs, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of Dividend Equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.
b. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee or Director shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

c. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
d. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
e. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.
f. No Participant or any eligible Employee or Director shall have any claim to be granted any Award under the Plan. No Participant shall have any rights as a shareholder with respect to any Shares subject to Awards granted to him or her under the Plan prior to the date as of which he or she is actually recorded as the holder of such Shares upon the stock records of the Company.
g. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan.
h. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award agreements shall be deemed to refer to such successors.
[END OF DOCUMENT]